================================================================================
                               John Hancock Funds
--------------------------------------------------------------------------------

                                      Cash
                                    Reserve,
                                      Inc.

                                  ANNUAL REPORT

                                December 31, 1996

================================================================================
                               CHAIRMAN'S MESSAGE

                                    DIRECTORS
                             EDWARD J. BOUDREAU, JR.
                                JAMES F. CARLIN*
                             WILLIAM H. CUNNINGHAM*
                                CHARLES F. FRETZ*
                              HAROLD R. HISER, JR.*
                                 ANNE C. HODSDON
                               CHARLES L. LADNER*
                              LEO E. LINBECK, JR.*
                              PATRICIA P. MCCARTER*
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                     LT. GEN. NORMAN H. SMITH, USMC (RET.)*
                                 JOHN P. TOOLAN*
                         *Members of the Audit Committee
                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                                    President
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer
                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                                 89 SOUTH STREET
                           BOSTON, MASSACHUSETTS 02111
                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                           1 JOHN HANCOCK WAY STE 1000
                        BOSTON, MASSACHUSETTS 02217-1000
                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603
                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603
                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109
                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02216-5072

DEAR FELLOW SHAREHOLDERS:

Most analysts agree that the Social Security system will run out of money by the year 2030 unless Congress makes some changes. Although it seems a long way off, the issue is serious enough that at least one group has already studied the problem, and experts and politicians alike have weighed in with a slew of prescriptions. Legislative action could be in the offing in 1997.

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph]

   The problem stems from demographic and societal changes. The number of retirees collecting Social Security is growing rapidly, while the number of workers supporting the system is shrinking. Consider this: in 1950, there were 16 workers paying into the Social Security system for each retiree collecting benefits. Today, there are three workers for each retiree and by 2019 there will be two. Starting then, the Social Security Administration estimates that the amount paid out in Social Security benefits will start to be greater than the amount collected in Social Security taxes. Compounding the issue is the fact that people are retiring earlier and living longer.

   The state of the system has already left many people, especially younger and middle-aged workers, feeling insecure about Social Security. A recent survey by the Employee Benefits Research Institute (EBRI) found that 79% of current workers polled had little confidence in the ability of Social Security to maintain the same level of benefits as those received by today's retirees. Instead, they said they expect to use their own savings or employer-sponsored pensions for their retirement. Yet, remarkably, another EBRI survey revealed that only slightly more than half of America's current workers are saving money for retirement.
Fewer than half own IRAs or participate in employer-sponsored pension or savings plans.

   No matter how Social Security's problems get solved, one thing is clear. Americans need to rely on themselves for accumulating the bulk of their retirement savings. There's no law that says you should have to reduce your standard of living once you stop working. So we encourage you to save all that you can now, so you can live the way you'd like later.

Sincerely,

   /s/ EDWARD J. BOUDREAU, JR.

         EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================
               BY DAWN BAILLIE, FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                               Cash Reserve, Inc.

             Short-term rates and money market yields remain steady
                     in 1996 despite mixed economic signals

    Money market yields remained fairly steady during 1996, despite some significant changes in market sentiment during the last 12 months. As the year began, the Federal Reserve's mindset was toward lowering short-term interest rates to spur the slow-growing economy and prevent it from slipping into recession. It did just that in January, with a quarter-percent cut in the federal funds rate that brought it to 5.25%. This important short-term interest rate is the rate banks charge each other for overnight loans and is also a benchmark for pricing money market securities.

   But in March, sentiment changed dramatically, as the first in a series of monthly employment reports provoked concerns that the economy was growing faster than was expected. That triggered inflation fears, sent interest rates up and kept the bond market volatile for most of the year as it reacted to each monthly set of economic data. Investors also started to wonder if the Fed would reverse its course and push up short-term rates to cool down the economy and prevent an inflation outbreak. But the Fed left the federal funds rate alone at 5.25% right through year end, believing the economy's growth rate was under control. Even though unemployment is at its lowest level in years, that has not translated into wage inflation, one key factor that the Fed watches in determining when to tweak the federal funds rate.

"Money market yields remained
fairly steady during 1996..."

Fund yield and strategy

On December 31, 1996, John Hancock Cash Reserve, Inc. had a 7-day average yield of 4.97%. By comparison, the average taxable money market fund had a 7-day average yield of 4.90%, according to IBC/Donoghue's Money Fund Report.

   Between January and March, as rates were falling, the Fund took an aggressive approach to finding higher yields by lengthening its average maturity.

[A 2 1/4" x 2" photo of Dawn Baillie at bottom center. Caption reads: "Dawn Baillie".]

================================================================================
                     John Hancock Funds - Cash Reserve, Inc.

[Bar chart with the heading "7-Day Yield" at top of left hand column. Under the heading is the footnote: "As of December 31, 1996." The chart is scaled in increments of 1% from top to bottom, with 5% at the top and 0% at the bottom. Within the chart, there are two solid bars. The first represents the 4.97% 7-day yield for John Hancock Cash Reserve Fund, Inc. The second represents the 4.90% 7-day yield for the average taxable money market fund. Footnote below reads:
"The average taxable money market fund is tracked by IBC/Donoghue's Money
Fund Report. Past performance is no guarantee of future results"]
--------------------------------------------------------------------------------

"...our view is that for now, money market fund investors are in for more of the same."

This helped us lock in higher yields as rates were falling. But as market sentiment changed, we took a more conservative stance and stopped extending the average maturity. Midway through the year, the Fund's average maturity was 52 days, which was in line with the average for IBC/Donoghue's All-Taxable Group.

   By autumn, the Fund's focus was on liquidity, and that caused us to begin investing in shorter-term, lower-yielding securities. This strategy was driven by the Fund's closure to new investments in October, as you may recall from our recent correspondence. At the time, shareholders in Cash Reserve, Inc. wishing to continue building on their money market investments were given, and still have, the ability to invest in a much larger fund, John Hancock Money Market Fund.

   The effect on Cash Reserve, Inc. of this closure has been heightened shareholder activity as a number of investors have made the switch to the Money Market Fund. As a result, the Fund's average yield has declined because we have invested in shorter-term investments to accommodate shareholders' needs. By their nature, shorter-term investments provide a lower yield because they carry less interest-rate risk. By the end of the year, the Fund's average maturity was 45 days, compared to an average 53 days for Donoghue's All-Taxable Group. Given the absence of new investment dollars and considering our liquidity focus, we expect to maintain a shorter-than-average maturity for the Fund going forward.

Outlook

We believe that the economy will maintain its moderate growth path with signs that inflation is staying tame. As long as that's the case, we don't expect the Fed to change short-term interest rates. While the Fed's inclination still remains toward raising rates rather than lowering them, it still seems unlikely that it will be forced to act, given the current economic environment. As 1997 begins, therefore, our view is that for now, money market fund investors are in for more of the same.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

The Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Fund will be able to maintain a net asset value of $1.00 per share.

================================================================================
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                     John Hancock Funds - Cash Reserve, Inc.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1996. You'll also find the net asset value per share as of that date.

Statement of Assets and Liabilities
December 31, 1996
--------------------------------------------------------------------------------

Assets:
  Investments, in money market instruments,
   at value - Note C:
   Commercial paper (cost - $5,989,578).................    $ 5,989,578
   Negotiable bank certificates of deposit
     (cost - $1,999,903)................................      1,999,903
   Corporate interest bearing obligations
     (cost - $45,384,517)...............................     45,384,517
   U.S. government obligations (cost - $9,798,088) .....      9,798,088
   Joint repurchase agreement (cost - $2,664,000) ......      2,664,000
                                                            -----------
                                                             65,836,086
  Cash..................................................        278,897
  Interest receivable...................................        976,258
  Other assets..........................................         36,725
                                                            -----------
                    Total Assets........................     67,127,966
                    ---------------------------------------------------

Liabilities:
  Payable for shares repurchased........................            310
  Dividend payable......................................          9,186
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B..............................         42,391
  Accounts payable and accrued expenses.................         73,180
                                                            -----------
                    Total Liabilities...................        125,067
                    ---------------------------------------------------

Net Assets:
  Capital paid-in.......................................     67,002,899
                                                            -----------
                    Net Assets..........................    $67,002,899
                    ===================================================

Net Asset Value, Offering Price and
Redemption Price Per Share:
  (based on 67,002,899 shares of beneficial interest
  outstanding - unlimited number of shares authorized
  with no par value)....................................    $      1.00
  =====================================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund.

Statement of Operations
Year ended December 31, 1996
--------------------------------------------------------------------------------

Investment Income:
  Interest..............................................      $5,716,199
                                                              ----------

  Expenses:
   Investment management fee - Note B...................      $  363,452
   Transfer agent fee - Note B..........................         131,066
   Registration and filing fees.........................          62,067
   Custodian fee........................................          45,602
   Auditing fee.........................................          30,000
   Financial services fee - Note B......................          19,471
   Trustees' fees.......................................          12,504
   Advisory board fee...................................           6,779
   Printing.............................................           4,868
   Legal fees...........................................           1,536
   Miscellaneous........................................           1,333
                                                              ----------
                    Total Expenses......................         678,678
                    ----------------------------------------------------
                    Net Investment Income...............       5,037,521
                    ----------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ..........      $5,037,521
                    ====================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                     John Hancock Funds - Cash Reserve, Inc.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                     YEAR ENDED DECEMBER 31,
                                                 -----------------------------
                                                      1995            1996
                                                 -------------   -------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment Income .......................  $   6,096,238   $   5,037,521
                                                 -------------   -------------
   Net Increase in Net Assets Resulting
     from Operations ..........................      6,096,238       5,037,521
                                                 -------------   -------------

Distributions to Shareholders:
  Dividends from net investment income ($0.0526
    and $0.0489 per share, respectively) ...... (    6,096,238) (    5,037,521)
                                                 -------------   -------------

From Fund Share Transactions - Net* ........... (   22,538,046) (   52,760,079)
                                                 -------------   -------------

Net Assets:
  Beginning of period .........................    142,301,024     119,762,978
                                                 -------------   -------------
  End of period ...............................  $ 119,762,978   $  67,002,899
                                                 =============   =============

* Analysis of Fund Share Transactions at
  $1 Per Share:

  Shares sold .................................  $ 314,379,252   $ 714,206,543
  Shares issued to shareholders in reinvestment
    of distributions ..........................      5,606,946       4,480,168
                                                 -------------   -------------
                                                   319,986,198     718,686,711
  Less shares repurchased .....................   (342,524,244)   (771,446,790)
                                                 -------------   --------------
  Net decrease ................................ ($  22,538,046) ($  52,760,079)
                                                 =============   =============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the Fund shares sold, reinvested and redeemed during the last two periods.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                     John Hancock Funds - Cash Reserve, Inc.

Financial Highlights

Selected data for each share of beneficial interest outstanding throughout the periods indicated, investment returns, key ratios, and supplemental data are as follows:
--------------------------------------------------------------------------------

                                                                                 YEAR ENDED DECEMBER 31,
                                                                  -------------------------------------------------
                                                                     1992      1993     1994(1)    1995      1996
                                                                  ---------  --------  --------  --------   -------
Per Share Operating Performance
  Net Asset Value, Beginning of Period..........................   $   1.00  $   1.00  $   1.00  $   1.00  $  1.00
                                                                   --------  --------  --------  --------  -------
  Net Investment Income.........................................       0.03      0.03      0.04      0.05     0.05
                                                                   --------  --------  --------  --------  -------

  Less Distributions
  Dividends from Net Investment Income..........................  (    0.03)(    0.03)(    0.04)(    0.05)(    0.05)
                                                                   --------  --------  --------  --------  -------

  Net Asset Value, End of Period................................   $   1.00  $   1.00  $   1.00  $   1.00  $  1.00
                                                                   ========  ========  ========  ========  =======

  Total Investment Return at Net Asset Value(2).................       3.33%     2.60%     3.74%     5.38%     5.00%

Ratios and Supplemental Data
  Net Assets, End of Period (000's omitted).....................   $266,349  $130,405  $142,301  $119,763  $67,003
  Ratio of Expenses to Average Net Assets.......................       0.63%     0.66%     0.62%     0.73%    0.65%
  Ratio of Net Investment Income to Average Net Assets..........       3.34%     2.58%     3.72%     5.30%    4.85%

(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(2) Total investment return assumes dividend reinvestment.

The Financial Highlights summarizes the impact of net investment income and dividends on a single share for the period indicated. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                     John Hancock Funds - Cash Reserve, Inc.

Schedule of Investments
December 31, 1996
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Cash Reserve, Inc. on December 31, 1996. It's divided into five types of short-term investments. Most categories of short-term investments are further broken down by industry group.


                                                                                       PAR VALUE
                                                                    INTEREST  QUALITY   (000's
ISSUER, DESCRIPTION                                                   RATE    RATINGS*  OMITTED)      VALUE
-------------------                                                   ----    -------   --------      -----
COMMERCIAL PAPER
Automotive (4.48%)
  Ford Motor Credit Co.,
   01-03-97...................................................        5.620%   Tier 1     $3,000   $ 2,999,063
                                                                                                   -----------
Mortgage Banking (4.46%)
  Countrywide Funding Corp.,
   01-22-97...................................................        5.420    Tier 1      3,000     2,990,515
                                                                                                    ----------
                                                              TOTAL COMMERCIAL PAPER
                                                                    (Cost $5,989,578)    ( 8.94%)    5,989,578
                                                                                          ------    ----------

NEGOTIABLE BANK CERTIFICATE OF DEPOSIT
U.S Branches of Foreign Banks (2.98%)
  National Bank of Canada
   01-21-97...................................................        5.400    Tier 1      2,000     1,999,903
                                                                                                    ----------
                                                               TOTAL NEGOTIABLE BANK
                                                             CERTIFICATES OF DEPOSIT
                                                                    (Cost $1,999,903)    ( 2.98%)    1,999,903
                                                                                          ------    ----------
CORPORATE INTEREST BEARING OBLIGATIONS
Automotive (12.26%)
  Chrysler Financial Corp.,
   01-30-97...................................................        8.070    Tier 1      2,500     2,504,359
  General Motors Acceptance Corp.,
   02-03-97...................................................        4.950    Tier 1      2,300     2,298,137
  General Motors Acceptance Corp.,
   02-04-97...................................................        7.650    Tier 1      1,000     1,001,433
  General Motors Acceptance Corp.,
   04-10-97...................................................        7.800    Tier 1      1,000     1,005,182
  General Motors Acceptance Corp.,
   07-07-97...................................................        7.000    Tier 1      1,400     1,405,844
                                                                                                    ----------
                                                                                                     8,214,955
                                                                                                    ----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                     John Hancock Funds - Cash Reserve, Inc.

                                                                                        PAR VALUE
                                                                    INTEREST  QUALITY    (000's
ISSUER, DESCRIPTION                                                   RATE    RATINGS*   OMITTED)      VALUE
-------------------                                                   ----    -------    --------      -----

Banking (21.58%)
  Keycorp.,
   04-15-97..................................................        7.125%   Tier 1     $2,000     $ 2,007,483
  Keycorp.,
   04-25-97..................................................        6.500    Tier 1      4,000       4,008,016
  BankAmerica Corp.,
   02-03-97..................................................        7.250    Tier 1      3,200       3,203,737
  BankAmerica Corp.,
   03-15-97..................................................        7.500    Tier 1      2,925       2,934,198
  NBD Bancorp, Inc.,
   06-02-97..................................................        6.550    Tier 1      1,300       1,303,811
  Republic National Bank of New York
   01-14-97..................................................        7.950    Tier 1      1,000       1,000,784
                                                                                                    -----------
                                                                                                     14,458,029
                                                                                                    -----------
Beverage (8.20%)
  PepsiCo Inc.,
   02-24-97..................................................        5.000    Tier 1      5,500       5,492,393
                                                                                                    -----------
Electronics (1.49%)
  Pitney Bowes Credit Corp.,
   02-15-97..................................................        5.625    Tier 1      1,000       1,000,645
                                                                                                    -----------
Finance (18.11%)
  American Express Credit Corp.,
   03-01-97..................................................        7.750    Tier 1      1,800       1,807,187
  Associates Corp. of North America
   01-15-97..................................................        6.875    Tier 1      2,000       2,000,770
  Associates Corp. of North America
   01-24-97..................................................        7.350    Tier 1      1,000       1,001,014
  Associates Corp. of North America
   05-01-97..................................................        9.700    Tier 1      2,000       2,024,597
  General Electric Capital Corp.,
   05-12-97**................................................        5.420    Tier 1      2,300       2,299,377
  International Lease Finance Corp.,
   01-15-97..................................................        4.750    Tier 1      3,000       2,998,702
                                                                                                    -----------
                                                                                                     12,131,647
                                                                                                    -----------
Insurance (1.49%)
  American General Finance Corp.,
   01-15-97..................................................        7.750    Tier 1      1,000       1,000,738
                                                                                                    -----------
Tobacco (1.73%)
  Philip Morris Cos., Inc.,
   05-01-97..................................................        9.750    Tier 1      1,147       1,160,492
                                                                                                    -----------


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                     John Hancock Funds - Cash Reserve, Inc.

                                                                                       PAR VALUE
                                                                    INTEREST  QUALITY   (000's
ISSUER, DESCRIPTION                                                   RATE    RATINGS*  OMITTED)      VALUE
-------------------                                                   ----    -------   --------      -----

Utilities (2.88%)
  Southern California Edison Co.
   01-15-97................................................           5.900%   Tier 1     $1,925    $ 1,925,618
                                                                                                    -----------
                                                            TOTAL CORPORATE INTEREST
                                                                 BEARING OBLIGATIONS
                                                                   (Cost $45,384,517)    (67.74%)    45,384,517
                                                                                          ------    -----------
U.S. GOVERNMENT OBLIGATIONS
Governmental - U.S. Agencies (14.62%)
  Federal Home Loan Bank,
   11-04-97................................................           5.810    Tier 1      2,000      2,000,000
  Federal National Mortgage Association,
   08-22-97**..............................................           5.420    Tier 1      5,000      4,998,068
  Student Loan Marketing Association,
   01-02-97#...............................................           6.075    Tier 1      2,800      2,800,020
                                                                                                    -----------
                                                                                                      9,798,088
                                                                                                    -----------
                                                   TOTAL U.S. GOVERNMENT OBLIGATIONS
                                                                    (Cost $9,798,088)    (14.62%)     9,798,088
                                                                                          ------    -----------

JOINT REPURCHASE AGREEMENT (3.98%)
   Investment in a joint repurchase
     agreement transaction with
     Lehman Brothers, Inc.
     Dated 12-31-96, due 01-02-97
     (secured by U.S. Treasury Bonds, 8.75% thru 13.25%
     due 11-15-08 thru 11-15-18, and U.S.Treasury Note,
     6.25% due 06-30-98) - Note A.........................             6.70      --        2,664      2,664,000
                                                                                                    -----------
                                                   TOTAL JOINT REPURCHASE AGREEMENT
                                                                   (Cost $2,664,000)     ( 3.98%)     2,664,000
                                                                                          ------    -----------
                                                                  TOTAL INVESTMENTS      (98.26%)   $65,836,086
                                                                                          ======    ===========

 * Quality ratings indicate the categories of eligible securities, as defined by Rule 2a-7 of the U.S. Securities and Exchange Commission, owned by the Fund.
** Floating rate note, interest rate effective December 31, 1996.
 # Call date
The percentage shown for each investment category is the total value of that category expressed as a percentage of the total net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                     John Hancock Funds - Cash Reserve, Inc.

NOTE A --

ACCOUNTING POLICIES

John Hancock Cash Reserve, Inc. (the "Fund") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide maximum current income, consistent with capital preservation and liquidity. Effective October 1, 1996, the Fund is closed to all sales other than dividend reinvestments.
Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS The Board of Directors have determined appropriate methods for valuing portfolio securities. Accordingly, portfolio securities are valued at amortized cost, in accordance with Rule 2a-7 of the Investment Company Act of 1940, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund. Interest income on certain portfolio securities such as negotiable bank certificates of deposit and interest bearing notes is accrued daily and included in interest receivable.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. Accordingly, the Fund will not be subject to federal income tax on taxable earnings which are distributed to shareholders.

DIVIDENDS The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day and distributed monthly.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

NOTE B --

MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, of 0.35% of the Fund's average daily net assets.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of John Hancock Mutual Life Insurance Company. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for 1996 is to be paid at an annual rate of 0.01875% of the average net assets of each Fund.

   Mr. Edward J. Boudreau, Jr. , Ms. Anne C. Hodsdon and Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Directors of the Fund. The compensation of unaffiliated Directors is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Directors may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its

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                          NOTES TO FINANCIAL STATEMENTS
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                     John Hancock Funds - Cash Reserve, Inc.

liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment has no impact on the operations of the Fund.

   The Fund had an independent advisory board established under an agreement which expired in December, 1996, composed of certain retired Directors who provided advice to the current Board of Directors. The Fund paid the advisory board and its counsel a fee under this agreement.


NOTE C --

INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities, including discount earned on investment securities, other than obligations of the U.S. government and its agencies, during the period ended December 31, 1996, aggregated $4,106,837,433 and $4,169,664,333, respectively. Purchases and proceeds from maturities of obligations of the U.S. government and its agencies aggregated $36,132,088 and $30,488,100, respectively, during the period ended December 31, 1996.

   The cost of investments owned at December 31, 1996 for federal income tax purposes was $65,836,086.

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                     John Hancock Funds - Cash Reserve, Inc.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of John Hancock Cash Reserve, Inc.

We have audited the accompanying statement of assets and liabilities of the John Hancock Cash Reserve, Inc. (the "Fund"), including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock Cash Reserves, Inc. at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                    /s/ Ernest & Young LLP

Boston, Massachusetts
February 7, 1997


TAX INFORMATION NOTICE (UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the dividends of the Fund during its fiscal year ended December 31, 1996. All of the dividends paid for the fiscal year are taxable as ordinary income. None of the 1996 dividends qualify for the dividends received deduction available to corporations.

   Shareholders will be mailed a 1996 U.S. Treasury Department Form 1099-DIV in January of 1997. This will reflect the total of all distributions which are taxable for calendar year 1996.

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                                      NOTES
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                     John Hancock Funds - Cash Reserve, Inc.


                                       14

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                                      NOTES
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                     John Hancock Funds - Cash Reserve, Inc.


                                       15


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[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm."]

101 HUNTINGTON AVENUE BOSTON, MA 02199-7603

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   This report is for the information of shareholders of John Hancock Cash
Reserve, Inc. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[A recycled logo in lower left hand corner wih caption "Printed on Recycled Paper."]

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                                                                           2/97